Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended June 30, 2025

FRANKLIN, Tenn., July 29, 2025 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended June 30, 2025. The Company reported a net loss for the three months ended June 30, 2025 of approximately $12.6 million, or $0.50 per diluted common share. Funds from operations ("FFO") and adjusted funds from operations ("AFFO") for the three months ended June 30, 2025 totaled $0.23 and $0.50, respectively, per diluted common share.

Items Impacting Our Results include:
•During the three months ended June 30, 2025, the Company determined that the collectability of the remaining interest receivable balance and unreserved notes related to its geriatric behavioral hospital tenant were not reasonably assured. As such, the Company recorded a $1.7 million reserve on its interest receivable, resulting in a reduction of FFO and AFFO per diluted common share of $0.06 for the three months ended June 30, 2025. Also, the Company recorded an $8.7 million credit loss reserve on its notes receivable with the tenant. Because the Company views its notes receivable as incidental to its business of acquiring and leasing real estate, the $8.7 million credit loss reserve is added back in calculating FFO and, therefore, does not impact FFO or AFFO per diluted common share. On July 17, 2025, the geriatric behavioral hospital tenant signed a Letter of Intent (LOI) for the sale of its business to a behavioral healthcare provider. Among other terms and conditions of the sale, the buyer would sign new leases for the six geriatric hospitals owned by the Company. However, the Company cannot provide assurance as to the timing of when, or whether, this transaction will actually close.

•As previously announced, the Company's former Executive Vice President, Asset Management was terminated effective May 31, 2025. In accordance with his employment agreement, his unvested restricted shares totaling 198,015 shares vested and his unvested restricted stock units totaling 18,275 units vested at target upon his termination. Upon termination and vesting of these shares, the Company accelerated the unamortized remaining balance of his deferred compensation at May 31, 2025. The Company recorded severance and transition-related charges totaling approximately $5.9 million, including non-cash accelerated amortization of stock-based compensation of approximately $4.6 million, which reduced FFO per diluted common share by approximately $0.22 for the three months ended June 30, 2025.

•During the first quarter of 2025, the Company acquired a behavioral specialty facility for cash consideration of approximately $9.7 million and an expected stabilized return of approximately 9.5%. Because the lease had not yet commenced and was accounted for as a sale-leaseback transaction, the Company could not recognize the acquisition as a real estate purchase during the first quarter of 2025 but rather accounted for it as a financing transaction. During the second quarter of 2025, the lease commenced, the real estate purchase was recognized, and the asset was reclassified from other assets to real estate properties on the Company's Condensed Consolidated Balance Sheet. The property is 100% leased to a tenant with a lease expiration in 2040. This first quarter 2025 acquisition was funded from proceeds from the Revolving Credit Facility.

•During the second quarter of 2025, the Company disposed of a building in Ohio, received net proceeds of approximately $0.6 million, and recognized a gain of approximately $0.2 million on the sale. Also, during the second quarter of 2025, the Company amended an operating lease on a property that resulted in a sales-type lease. As such, the Company reclassified the real estate to other assets on the Condensed Consolidated Balance Sheet and recognized a gain on sale of the real estate totaling approximately $1.3 million.

•On July 9, 2025, the Company acquired one inpatient rehabilitation facility in Florida upon completion of construction for a purchase price of approximately $26.5 million and cash consideration of approximately $26.4 million. Upon acquisition, the property was 100.0% leased to a tenant with a lease expiration in 2040 and an expected return of approximately 9.4%. The acquisition was funded with net proceeds from the Revolving Credit Facility and cash on hand.

•The Company has six properties under definitive purchase agreements, to be acquired after completion and occupancy, for an aggregate expected purchase price of approximately $146.0 million. The Company's expected returns on these investments are approximately 9.1% to 9.75%. The Company anticipates closing on these properties throughout 2025, 2026 and 2027; however, the Company cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

•During the second quarter of 2025, the Company did not issue any shares under its ATM program.

•On July 24, 2025, the Company’s Board of Directors declared a quarterly common stock dividend in the amount of $0.4725 per share. The dividend is payable on August 22, 2025 to stockholders of record on August 8, 2025.

About Community Healthcare Trust Incorporated
Community Healthcare Trust Incorporated is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in our target sub-markets throughout the United States. As of June 30, 2025, the Company had investments of approximately $1.2 billion in 200 real estate properties (including one property with sales-type leases and one property classified as held for sale). The properties are located in 36 states, totaling approximately 4.5 million square feet in the aggregate.

Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.

Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “will,” “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, changes in governmental regulations, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract, catastrophic or extreme weather and other natural events and the physical effects of climate change, the occurrence of cyber incidents, effects on global and national markets as well as businesses resulting from increased inflation, changes in interest rates, supply chain disruptions, labor conditions, tariffs and global trade tensions, and/or the conflicts in Ukraine and the Middle East, and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this press release and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands, except per share amounts)

	(Unaudited)
	June 30, 2025	December 31, 2024

ASSETS
Real estate properties:
Land and land improvements	$152,887	$149,501
Buildings, improvements, and lease intangibles	1,004,616	996,104
Personal property	809	326
Total real estate properties	1,158,312	1,145,931
Less accumulated depreciation	(262,961)	(242,609)
Total real estate properties, net	895,351	903,322
Cash and cash equivalents	4,863	4,384
Assets held for sale	5,465	6,755
Other assets, net	60,613	78,102
Total assets	$966,292	$992,563

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$500,077	$485,955
Accounts payable and accrued liabilities	13,944	14,289
Other liabilities, net	14,451	16,354
Total liabilities	528,472	516,598

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000 shares authorized; 28,368 and 28,242 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	284	282
Additional paid-in capital	712,498	704,524
Cumulative net income	74,709	85,675
Accumulated other comprehensive gain	9,121	17,631
Cumulative dividends	(358,792)	(332,147)
Total stockholders’ equity	437,820	475,965
Total liabilities and stockholders' equity	$966,292	$992,563

The Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

REVENUES
Rental income	$30,128	$27,905	$59,858	$56,247
Other operating interest	(1,043)	(389)	(695)	602
	29,085	27,516	59,163	56,849

EXPENSES
Property operating	5,585	5,572	11,680	11,363
General and administrative	10,559	4,760	15,659	9,314
Depreciation and amortization	10,879	10,792	21,822	21,054
	27,023	21,124	49,161	41,731

OTHER (EXPENSE) INCOME
Gains on sale, net of impairments of real estate assets	640	(140)	640	(140)
Interest expense	(6,592)	(5,986)	(12,944)	(11,048)
Credit loss reserve	(8,672)	(11,000)	(8,672)	(11,000)
Interest and other income, net	5	307	8	308
	(14,619)	(16,819)	(20,968)	(21,880)
NET LOSS	$(12,557)	$(10,427)	$(10,966)	$(6,762)

NET LOSS PER COMMON SHARE
Net loss per common share - Basic	$(0.50)	$(0.42)	$(0.47)	$(0.31)
Net loss per common share - Diluted	$(0.50)	$(0.42)	$(0.47)	$(0.31)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	26,803	26,479	26,768	26,388
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	26,803	26,479	26,768	26,388
(1) General and administrative expenses for the three and six months ended June 30, 2025, included severance and transition-related expenses totaling $1.3 million related to a termination in the second quarter of 2025, as well as non-cash stock-based compensation expense totaling $7.1 million and $9.8 million, respectively, which includes accelerated amortization of $4.6 million related to a termination in the second quarter of 2025. General and administrative expenses for the three and six months ended June 30, 2024, included non-cash stock-based compensation expense totaling $2.5 million and $4.9 million, respectively.

The Consolidated Statements of Operations do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO and AFFO (1)
(Unaudited; Dollars and shares in thousands, except per share amounts)

	Three Months Ended June 30,
	2025	2024
Net loss	$(12,557)	$(10,427)
Real estate depreciation and amortization	10,861	10,895
Gains on sale, net of impairments of real estate assets	(640)	140
Credit loss reserve (3)	8,672	11,000
Total adjustments	18,893	22,035
FFO (1)(2)(3)	$6,336	$11,608
Straight-line rent	(1,184)	204
Stock-based compensation	2,531	2,469
Accelerated amortization of stock-based compensation (4)	4,591	—
Severance and transition related expenses(4)	1,311	—
AFFO (1)(2)	$13,585	$14,281
FFO per Common Share-Diluted (1)(2)	$0.23	$0.43
AFFO per Common Share-Diluted (1)(2)	$0.50	$0.53
Weighted Average Common Shares Outstanding-Diluted (5)	27,011	26,791

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO.

In addition to FFO, the Company presents AFFO and AFFO per share. The Company defines AFFO as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
During the three months ended June 30, 2025, the Company reversed interest related to a geriatric behavioral hospital tenant totaling approximately $1.7 million, resulting in a reduction of FFO and AFFO per diluted share of approximately $0.06. During the three months ended June 30, 2024, the Company reversed rent and interest related to this geriatric behavioral hospital tenant totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million, resulting in a reduction of FFO per diluted share of approximately $0.12. AFFO, which adds back straight-line rent, was reduced by approximately $0.09 per diluted share for the three months ending June 30, 2024.

(3)
During the three months ended June 30, 2025, the Company recorded a credit loss reserve on its notes related to a geriatric behavioral hospital tenant totaling approximately $8.7 million. During the three months ended June 30, 2024, the Company recorded an $11.0 million credit loss reserve related to its notes receivable with this geriatric behavioral hospital tenant. Because these notes are incidental to the Company's main business, the Company added back these reserves in its calculations of FFO and AFFO.

(4)	During the three months ended June 30, 2025, the Company recorded severance and transition-related charges totaling approximately $5.9 million, including non-cash accelerated amortization of stock-based compensation of approximately $4.6 million which reduced FFO per diluted common share by approximately $0.22.
(5)
Diluted weighted average common shares outstanding for FFO and AFFO are calculated based on the treasury method, rather than the 2-class method used to calculate earnings per share. Restricted stock awards and time-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they are dilutive. Performance-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they are in-the-money as of the end of the reporting period and are dilutive.

CONTACT: Bill Monroe, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated